                                                                   EXHIBIT 10.33



                          AMENDED SCHEDULE OF ADVANCES

This Schedule supplements the Note dated January 12, 2001 by and between AXCESS Inc. as Maker and VennWorks LLC as Payee. The Maker hereby acknowledges receipt of the advances in the amount and on the dates set forth below, all of which shall be included as "Principal" under, and be governed by the terms and conditions of, said Note.

Date of Advance            Amount of Advance   % Interest        Receipt Acknowledged
---------------            -----------------   ----------        --------------------
01/19/01                         $85,000       9.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
01/26/01                         $264,000      9.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
02/02/01                         $75,000       8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
02/09/01                         $254,000      8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
02/16/01                         $75,000       8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
02/23/01                         $254,000      8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
03/02/01                         $75,000       8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
03/09/01                         $254,000      8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
03/16/01                         $75,000       8.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
03/23/01                         $150,000      8.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
03/30/01                         $100,000      8.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
04/06/01                         $150,000      8.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
04/30/01                         $250,000      6.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
05/04/01                         $50,000       6.0%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
05/14/01                         $170,000      5.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
05/22/01                         $200,000      5.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
06/04/01                         $200,000      5.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
06/21/01                         $50,000       5.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
07/23/01                         $200,000      5.25%             By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
09/18/01                         $400,000      4.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
10/16/01                         $200,000      4.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary
11/01/01                         $222,000      4.5%              By:     /S/ JAMES R. CRAIG
                                                                    --------------------------------------------------
                                                                 James R. Craig, Chief Financial Officer and Secretary

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
11/26/01                         $15,148.61    4.5%              By:     /S/ ALLAN GRIEBENOW
                                                                    --------------------------------------------------
                                                                 Allan Griebenow, Chief Executive Officer

11/28/01                         $300,000      4.5%              By:     /S/ ALLAN GRIEBENOW
                                                                    --------------------------------------------------
                                                                 Allan Griebenow, Chief Executive Officer

12/27/01                         $60,000       4.5%              By:     /S/ ALLAN GRIEBENOW
                                                                    --------------------------------------------------
                                                                 Allan Griebenow, Chief Executive Officer